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                                                                   Exhibit 10.26

                                FOURTH AMENDMENT
                                       TO
                         NEWPORT NEWS SHIPBUILDING INC.
                           DEFERRED COMPENSATION PLAN

      The Newport News Shipbuilding Inc. Deferred Compensation Plan is hereby amended, effective October 10, 2000, in the following respects:

            Section 7.06 is amended to read as follows:

            7.06  Form of Payment. All vested benefits under the Plan shall be
                  ---------------
                  paid in cash or NNS common stock. Payment in NNS common stock shall be made only if the Participant has previously deferred the cash equivalent value of earned performance shares under
                  Section 5.07. The number of shares of common stock so issued shall not exceed the equivalent number of shares initially deferred. Payments shall be made as soon as practicable after the end of the deferral period or, if earlier, the date specified in Section 7.02, 7.03, 7.04 or 7.05, as applicable. To the extent required by law, all payments shall be subject to withholding of Federal, state and local taxes.

      IN WITNESS WHEREOF, this amendment is hereby executed this _____ day of October 2000.

                                    NEWPORT NEWS SHIPBUILDING INC.


                                    By: _______________________________
                                          Vice President


ATTEST:______________________